Exhibit 99

NEWS RELEASE                                                                                                          May 30, 2012   FOR IMMEDIATE RELEASE

Butler National Corporation Receives Supplemental Type Certificate For Installation of New Garmin GTN 750 Navigation and Communication System

Over 800 Learjets Are Candidates For This Navigational System

OLATHE, KANSAS, May 30, 2012, - Butler National Corporation (OTCQB:BUKS), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) announces issuance of the Supplemental Type Certificate (STC) for installation of the new Garmin GTN Series of Navigators that provide GPS, Navigation and Communications.  The initial installation is for dual GTN 750 Navigators in a Lear 24B.

“This marks a significant milestone for our Kings Avionics subsidiary” said Clark Stewart, President and CEO.  “The STC for the new Garmin GTN series allows us to tap into a significant upgrade market.  Our initial focus will be on upgrades to the Lear 20 series, Lear 30 series, and Lear 50 series airplanes.  There are over 800 of these Learjets flying.  The Garmin GTN upgrade provides significant functionality upgrades to the airplanes at a very cost-effective price.”

The Garmin GTN Series features intuitive touchscreen controls and a large-screen display that give Learjet pilots unprecedented access to high-resolution mapping, graphical flight planning, and geo-referenced charting, among many other features.  The installation also features new GPS roll-steering that allows seamless navigation operations with turn anticipation and waypoint sequencing interfaced to the autopilot.

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward looking statements. Investors should not place undue reliance on forward looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Reign Strategy & Investment Group
Lou Albert Rodriguez
lou.albert@reigninvestment.com
www.reigninvestment.com

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Investors and shareholders are invited to send their email to jim@jdcreativeoptions.com to be added to the Company's email database for future news releases.

Ph (914) 479-9060 Ph (830) 669-2466
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